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23(a)     Consent of Independent Accountants



     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated April 14, 2000 included in Virtual Communities, Inc.'s Form 10-KSB for the year ended December 31, 1999.



                                               /s/ Arthur Andersen, LLP
                                               ------------------------
                                               Arthur Andersen, LLP


New York, New York
April 28, 2000